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                                                                 Exhibit 10.48.1

  Schedule Identifying Substantially Identical Agreements to Exhibit No. 10.48.

Various subsidiaries of the Company each entered into a loan agreement which is substantially identical to the loan agreement filed under Exhibit 10.48. The following table lists the borrower, lender and loan amount which differs from that in exhibit 10.48 for each of the five loan agreements.

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
             Borrower                          Lender                                    Loan Amount
             --------                          ------                                    -----------
MHC Boulder Cascade, L.L.C.             Morgan Stanley Mortgage Capital, Inc.           $   8,880,000
MHC Carefree Manor, L.L.C.              Wells Fargo Bank, National Association          $   3,397,513
MHC Countryside at Vero Beach, L.L.C.   Bank of America, N.A.                           $  17,346,655
MHC Palm Shadows, L.L.C.                Morgan Stanley Mortgage Capital, Inc.           $   8,480,000
MHC The Meadows at Countrywood, L.L.C.  Bank of America, N.A.                           $  18,292,718